UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 7, 2015

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500
Bethesda, MD 20814
(Address of Principal Executive Offices)  (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 7, 2015, DiamondRock Hospitality Company (the “Company”) filed a new prospectus supplement with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s existing at-the-market equity offering program (the “ATM Program”) pursuant to which the Company may issue and sell shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $200,000,000 (the “Shares”) from time to time.  The new prospectus supplement was filed as a result of the Company’s filing with the SEC on August 7, 2015 of a new universal shelf registration statement on Form S-3 (File No. 333-206255), which replaced the Company’s previously filed universal shelf registration statement on Form S-3 (File No. 333-183248). As of June 30, 2015, the Company has offered and sold Shares under the ATM Program with an aggregate offering price of $71,745,000.

On August 7, 2015, the Company entered into amendments (the “Amendments”) with each of Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC, as sales agents (the “Agents”), to its distribution agreements (the “Distribution Agreements”) dated as of November 24, 2014 with each of the Agents, which provide, among other matters, that any offers and sales of Shares remaining under the existing ATM Program shall be made pursuant to the new prospectus supplement.

The form of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the form of Amendment filed herewith as an exhibit to this Current Report on Form 8-K.

In connection with the filing of the form of Amendment, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Goodwin Procter LLP.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there been any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.                            Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
1.1	Form of Amendment to Distribution Agreements, dated August 7, 2015, by and among the Company, DiamondRock Hospitality Limited Partnership and each of the Agents.
5.1	Opinion of Goodwin Procter LLP with respect to the legality of the Shares.
23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: August 7, 2015	By	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Amendment to Distribution Agreements, dated August 7, 2015, by and among the Company, DiamondRock Hospitality Limited Partnership and each of the Agents.
5.1	Opinion of Goodwin Procter LLP with respect to the legality of the Shares.
23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).